INCOME TAXES	12 Months Ended
Jul. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

4. INCOME TAXES:

On December 22, 2017, the United States government (“U.S.”) enacted significant changes to the U.S. tax law following the passage and signing of H.R.1, “An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018” (the “Tax Act”) (previously known as “The Tax Cuts and Jobs Act”). The Tax Act included significant changes to existing tax law, including a permanent reduction to the U.S. federal corporate income tax rate from 34% to 21%, a one-time repatriation tax on deferred foreign income, deductions, credits and business related exclusions.

The permanent reduction to the U.S. federal corporate income tax rate from 34% to 21% was effective January 1, 2018 (the “Effective Date”). When a U.S. federal tax rate change occurs during a fiscal year, taxpayers are required to compute a weighted daily average rate for the fiscal year of enactment. As a result of the Tax Act, the Company has calculated a U.S. federal statutory corporate income tax rate of 26.42% for the fiscal year ending July 31, 2018 and applied this rate in computing the income tax provision. The U.S. federal statutory corporate income tax rate of 26.42% is the weighted daily average rate between the pre-enactment U.S. federal statutory tax rate of 34%, applicable to the Company’s fiscal year ending July 31 2018 prior to the Effective Date, and the post-enactment U.S. federal statutory tax rate of 21% applicable thereafter. The Company applied the U.S. federal statutory rate of 21% for fiscal years beginning after July 31, 2018.

As of July 31, 2017, the Company had net deferred federal tax liabilities totaling approximately $5.6 million. As a direct result of the permanent reduction in federal tax rates from 34% to 21%, the value of these net deferred tax liabilities was computed at the new, lower tax rate which results in a reduction in deferred tax liabilities and an income tax benefit in the period of enactment. Accordingly, the Company’s income tax provision for the fiscal year ended July 31, 2018 included a $2.4 million non-cash reduction to the value of net deferred tax liabilities to the revised value based on the new, lower tax rate.

Income taxes provided for the years ended July 31, 2019 and 2018 consist of the following:

	2019	2018
Current:
Federal	$—	$10,000
Deferred taxes:
Federal	456,000	(1,841,000)
State	134,000	587,000
Total provision	$590,000	$(1,244,000)

Taxes provided for the years ended July 31, 2019 and 2018 differ from amounts which would result from applying the federal statutory tax rate to pre-tax income, as follows:

	2019	2018
Income before income taxes	$2,104,801	$1,730,141
Other-net	(17,397)	2,443
Adjusted pre-tax income	$2,087,404	$1,732,584
Statutory rate	21.00%	26.42%
Income tax provision at statutory rate	$438,355	$457,749
Remeasurement of federal deferred income taxes	—	(2,390,000)
State deferred income taxes	134,000	587,000
Other-net	17,645	101,251
Income tax provision	$590,000	$(1,244,000)

The Company has a federal net operating loss carryforward approximating $4,001,000 and $4,078,000 as of July 31, 2019 and July 31, 2018, respectively, available to offset future taxable income. As of July 31, 2019 and 2018, the Company had unused state and city net operating loss carryforwards of approximately $10,182,000 and $10,107,000, respectively, for state and $8,274,000 for city, available to offset future state and city taxable income. The net operating loss carryforwards will begin to expire, if not used, in 2035.

The Company’s federal tax returns have been audited through the year ended July 31, 2013 and the New York State and New York City tax returns have been audited through July 31, 2012.

Generally, tax returns filed are subject to audit for three years by the appropriate taxing jurisdictions. The statute of limitations in each of the state jurisdictions in which the Company operates remain open until the years are settled for federal income tax purposes, at which time amended state income tax returns reflecting all federal income tax adjustments are filed. As of July 31, 2019, there were no income tax audits in progress that would have a material impact on the consolidated financial statements.

Significant components of the Company’s deferred tax assets and liabilities as of July 31, 2019 and 2018 are a result of temporary differences related to the items described as follows:

	2019		2018
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
Rental income received in advance	$214,793	$—	$174,975	$—
Federal net operating loss carryforward	840,122	—	851,175	—
State net operating loss carryforward	670,997	—	665,934	—
Unbilled receivables	—	460,328	—	462,686
Property and equipment	—	6,362,708	—	5,916,568
Unrealized gain on marketable securities	—	297,964	—	220,746
Litigation deposit due from contractor	—	—	103,862	—
Other	299,088	—	298,054	—
	$2,025,000	$7,121,000	$2,094,000	$6,600,000
Net deferred tax liability		$5,096,000		$4,506,000

Management periodically assesses the realization of its net deferred tax assets by evaluating all available evidence, both positive and negative, associated with the Company and determining whether, based on the weight of that associated evidence, a valuation allowance for the deferred tax assets is needed. Based on this analysis, management has determined that it is more likely than not that future taxable income will be sufficient to fully utilize the federal and state deferred tax assets at July 31, 2019.

New York State and New York City taxes are calculated using the higher of taxes based on income or the respective capital-based franchise taxes. Beginning with the Company’s tax year ended July 31, 2016, changes in the law required the state capital-based tax will be phased out over a 7-year period. The Company anticipates New York State taxes will be based on income after the capital-based tax is phased out. During the quarter ended July 31, 2018, the Company recorded a state deferred tax asset, deferred tax liability and deferred taxes on unrealized gain on available-for-sale securities in the amounts of $790,000, $1,430,000 and $53,000, respectively, resulting in a state deferred tax expense of $587,000. New York City taxes will be based on capital for the foreseeable future. Capital-based franchise taxes are recorded to administrative and general expense. State tax amounts in excess of the capital-based franchise taxes are recorded to income tax expense. Due to both the application of the capital-based tax and due to the possible absence of city taxable income, the Company does not record city deferred taxes.

Components of the deferred tax provision (benefit) for the years ended July 31, 2019 and 2018 consist of the following:

	2019	2018
Tax depreciation exceeding book depreciation	$446,551	$(1,430,906)
Federal net operating loss carryforward	11,053	1,000,360
State net operating loss carryforward	(5,063)	(665,934)
Decrease (increase) of rental income received in advance	(39,818)	65,999
(Decrease) in unbilled receivables	(2,358)	(198,154)
Increase (decrease) in average rent payable	(25,186)	81,230
Litigation deposit due from contractor	103,862	(8,930)
Other	100,959	(97,665)
	$590,000	$(1,254,000)